EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of ITC Holdings Corp. (the “Registrant”) on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on February 22, 2012 (the “Report”), we, Joseph L. Welch, President & Chief Executive Officer of the Registrant, and Cameron M. Bready, Executive Vice President & Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Dated: February 22, 2012

/s/ Joseph L. Welch
Joseph L. Welch President and Chief Executive Officer

/s/ Cameron M. Bready
Cameron M. Bready Executive Vice President and Chief Financial Officer